2025 Results & 2026 Outlook February 6, 2026

SAFE HARBOR STATEMENT 2 Certain information in this presentation constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control. The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) fluctuation in insurance reserve liabilities, claim payments, and pricing due to changes in claim incidence, recovery rates, mortality and morbidity rates, and policy benefit offsets due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, the effectiveness of our claims operational processes, and changes in governmental programs; (2) sustained periods of low interest rates; (3) unfavorable economic or business conditions, both domestic and foreign, that may result in decreases in sales, premiums, or persistency, as well as unfavorable claims activity or unfavorable returns on our investment portfolio; (4) changes in, or interpretations or enforcement of, laws and regulations; (5) a cybersecurity attack or other security breach resulting in compromised data or the unauthorized acquisition of confidential data; (6) the failure of our business recovery and incident management processes to resume our business operations in the event of a natural catastrophe, cybersecurity attack, or other event; (7) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (8) the impact of pandemics and other public health issues on our business, financial position, results of operations, liquidity and capital resources, and overall business operations; (9)investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (10) ineffectiveness of our derivatives hedging programs due to changes in forecasted cash flows, the economic environment, counterparty risk, ratings downgrades, capital market volatility, collateral requirements, changes in interest rates, and/or regulation; (11) our use of artificial intelligence technology, as well as changes in artificial intelligence laws and regulations; (12) changes in our financial strength and credit ratings; (13) our ability to hire and retain qualified employees; (14) our ability to develop digital capabilities or execute on our technology systems upgrades or replacements; (15) availability of reinsurance in the market and the ability of our reinsurers to meet their obligations to us; (16) disruptions to our business or our ability to access data caused by the use and reliance on third party vendors, including vendors providing web and cloud-based applications; (17) ability to generate sufficient internal liquidity and/or obtain external financing; (18) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, external events, and/or inadequate or failed internal controls and procedures; (19) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets; (20) effectiveness of our risk management program; (21) contingencies and the level and results of litigation; (22) fluctuation in foreign currency exchange rates; and (23) our ability to meet sustainability standards and expectations of investors, regulators, customers, and other stakeholders. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part 1, Item 1A "Risk Factors" of our annual report on Form 10-K for the year ended December 31, 2024. The forward-looking statements in this presentation are being made as of the date of this presentation, and we expressly disclaim any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise.

2025 KEY MESSAGES 3 • Core operations premium growth of 4.4%1 with disciplined pricing and healthy persistency • Adjusted operating earnings of $8.13; solid core returns (~20% ROE) • Continued investment in customer centric digital capabilities and offerings • Strong capital generation enabled balanced deployment; +10% dividend increase and $1.0B share repurchases • Closed Block actions on multiple fronts 1Excludes individual disability ceded premium and medical stop-loss premium on a constant currency basis.

4 RESHAPING THE CLOSED BLOCK of protection; no capital contributions required ~$2.2B Strategic Actions of premium rate increases since program initiation >$5B Block Management reduction of statutory LTC reserves in 2025 $4.0B De-Risking

2026 KEY MESSAGES 5 • Top-line growth 4–7% with disciplined pricing and healthy persistency • 8-12% EPS growth at attractive returns • Deepening digital leadership; more than 1/3 of core operations premium is associated with customers on one of our new digital capabilities • Strong free cash flow & capital flexibility; plan for ~$1B repurchases and continued dividend growth with consistent excess capital

4Q-25 FY-25 Unum US $289.7 $1,271.9 Unum International $33.2 $152.3 Colonial Life $113.9 $463.6 Core Operations $436.8 $1,887.8 Corporate $(51.1) $(171.6) Closed Block $21.1 $63.5 Unum Group $406.8 $1,779.7 $327M / $1.3B Capital Returned to Shareholders3 4.4% / 4.4% Premium Growth1 1Excludes individual disability ceded premium and medical stop-loss premium on a constant currency basis. 2Statutory after-tax net gain from operations excluding impacts from certain reinsurance transactions. 3Common Stock Dividends + Cost of Shares Repurchased 4Before-tax adjusted operating earnings, in millions 2025 RESULTS (4Q / FY) $218M / $1.1B Statutory Earnings2 4.4% / 1.1% Sales Growth1 SEGMENT EARNINGS4 6 $1.92 / $8.13 Adj Operating EPS $322M / $1.4B After-tax Adj Operating Earnings

7 COMMITTED TO OUR CLOSED BLOCK STRATEGY Consistent execution against strategy to reduce the footprint and the capital demands of the Closed Block NOTABLE PROGRESS: • Full risk transfer reducing LTC footprint by 20% and providing capital benefit • Eliminated tail-risk through the discontinuation of new employee coverage on existing group cases, effective 2/1/2026 • Internal funds withheld reinsurance providing additional policyholder protection, eliminating source of capital volatility, and supporting a dividend to the holding company • Significant progress on our interest rate de-risking efforts. To date we have reduced our capital sensitivity to interest rate movements and recently fully removed morbidity and mortality improvement reserve assumptions, increasing predictability • Strong track record from rate increase program; we have now surpassed rate increase approvals worth over $5.0B of value since we began filing for rate increases in the early 2000’s Improve Value Creation Reduce the Footprint Increase Predictability of Outcomes

MONITORING THE HEALTH OF THE CLOSED BLOCK

Key Metric	Why it's Important	Current Position
Fairwind Protections	Measured as Fairwind excess capital (pre-tax) plus statutory reserves relative to our best estimate of the value of the liability. This represents a level of protection that could be used to absorb changes to the liability without the need for capital contributions.	~$2.2 billion
Progress on Premium Rate Approvals	Measures how much we've achieved of the rate increase program embedded in our 2025 best estimate	~15%
Net Premium Ratio	The NPR is the expected lifetime benefit ratio. Movement in the NPR captures claim expense trends over the long-term. In addition, monitoring the remeasurement line captures period-to-period claim emergence and assumption unlocking that isn't otherwise reflected in NPR movement.	97.5%
Treasury Yield for New Money	Our best estimate expectation for the 30-Year US Treasury rate over the long-term. Informs our internal analysis of statutory reserve adequacy	4.50%

unum GROUP
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Financial Outlook & Capital Plan 9

10 KEY MESSAGES Healthy margins and solid top-line growth drive earnings growth & free cash flow generation in 2026 FINANCIAL OUTLOOK • Core operations premium growth bolstered by persistency and expected sales momentum • Group Disability margins normalize slightly above 2025 levels, still providing significant return levels • EPS expected to grow 8-12%1; results driven by premium growth, healthy margins, and significant capital return CAPITAL PLAN • Free cash flow generation paired with excess capital position enables continued optionality • Consistent capital deployment to shareholders with expectation for ~$1.0B of share repurchase, and ~$300M of common stock dividends • 2026 year-end capital metrics remain robust 1Growth of adjusted operating earnings per share over 2025, reflecting reporting changes; see page 21 for redefined after-tax adjusted operating income

Premium Growth 11 KEY OUTLOOK METRICS: Unum US 4–6% Adjusted ROE 23-25% Benefit Ratios 62-64% Group Disability 68-72% Group Life and AD&D 48-50% Supplemental & Voluntary

Premium Growth 12 KEY OUTLOOK METRICS: Colonial Life 2–4% Adjusted ROE 18-20% Benefit Ratio 48-50%

Premium Growth1 13 KEY OUTLOOK METRICS: Unum International Adjusted ROE 16-18% Benefit Ratio 70-72%10–15% 1Constant Currency Basis

14 2026 EPS OUTLOOK SUPPORTED BY TOP-LINE GROWTH & ROBUST MARGINS 1Growth of adjusted operating earnings per share over 2025, reflecting reporting changes; see page 21 for redefined after-tax adjusted operating income Core Premium Growth Adjusted ROE 15-17% EPS Growth1 8-12%4–7%

15 2026 CAPITAL GENERATION AND USES Capital Generation1 Expected Use Interest Expense ~$200M Common Stock Dividend ~$300M Share Repurchase ~$1.0B 1Statutory after-tax net gain from operations, investment management fees, and other service fees Billion $1.4 – $1.6

16 2026 capital outlook metrics more than support our “A” financial strength rating CONTINUING TO OPERATE FROM A POSITION OF CAPITAL STRENGTH AND RESILIENCY Risk-Based Capital 400–425% (rating target >350%) Holding Company Liquidity $2.0–$2.5B (rating target >$500M) Leverage <25% (rating target <30%)

Book Value per Share (excluding AOCI) Core Operations Premium 17 RESILIENT BUSINESS MODEL $7.19B $7.47B $7.91B $8.33B $8.38B $8.48B $8.67B $9.13B $9.62B $10.01B 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 10-yr CAGR: ~4% $39.24 $42.45 $43.98 $48.92 $51.54 $55.30 $61.61 $67.02 $75.51 $78.02 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 10-yr CAGR: ~8% Note: Amounts presented for 2015-2020 are prior to the adoption of LDTI

Questions & Answers 18

Appendix: • LTC Block Demographic Profile • Non-GAAP Reconciliations 19

20 • Our LTC block is predominately group-sponsored plans • These group policies generally have less rich benefits (less lifetime benefits, lower avg. daily benefits and less inflation protection) • Approximately 98% of the LTC block is indemnity based (not impacted by cost of care) DEMOGRAPHICS PROFILE (As of 9/30/2025) ILTC GLTC Total LTC Block Overview Average issue date 2002 2004 2004 Number of insureds (approx.) 83,000 752,000 835,000 Number of claims incurred (approx.)1 46,313 24,139 70,452 Persistency 96.2% 95.5% 95.7% Avg annual premiums/insured (approx.)2 $2,268 $600 $766 Attained Age Average attained age of ALR 76 57 59 Average attained age of DLR 85 81 83 Benefits % lifetime benefit by lives count 39% 4% 8% Avg inflated daily benefit $298 $113 $131 Average benefit period (non-lifetime) 4.4 years 3 years 3.1 years Average elimination period (days) 81 90 89 Inflation Protection % with 5% compound 23% 10% 11% % with < 5% compound 28% 0% 3% Simple inflation 29% 13% 15% No inflation 21% 77% 71% LTC BLOCK DEMOGRAPHIC PROFILE 1. Approved claims | 2. Average reflects nonforfeiture and paid-up insureds

21 REDEFINED AFTER-TAX ADJUSTED OPERATING INCOME Historical Redefined Year Ended December 31 2025 2025 (in millions) per share * (in millions) per share * Net Income $ 738.5 $ 4.27 $ 738.5 $ 4.27 Excluding: Net Investment Loss Net Investment Loss Related to the Fortitude Re Reinsurance Transaction (net of tax benefit of $9.9) (36.9) (0.21) (36.9) (0.21) Net Investment Loss, Other (net of tax benefit of $13.2) (46.6) (0.28) (46.6) (0.28) Total Net Investment Loss (83.5) (0.49) (83.5) (0.49) Redefined Closed Block Segment After-tax Adjusted Operating Loss (net of tax benefit of $7.8) — — (74.0) (0.43) Amortization of the Cost of Reinsurance (net of tax benefit of $24.5) (92.2) (0.53) — — Amortization of the Deferred Gain on Reinsurance (net of tax expense of $1.9) 7.1 0.04 — — Non-Contemporaneous Reinsurance (net of tax benefit of $6.3) (23.3) (0.14) — — Reserve Assumption Updates (net of tax benefit $100.7) (377.8) (2.18) (377.8) (2.18) Settlement Loss on the U.S. Pension Plan Annuity Purchase (net of tax benefit of $21.8) (82.0) (0.47) (82.0) (0.47) Accelerated Charitable Contribution (net tax benefit of $4.2) (15.8) (0.09) (15.8) (0.09) Redefined After-tax Adjusted Operating Income $ 1,406.0 $ 8.13 $ 1,371.6 $ 7.93 * Assuming dilution Boxed lines are removed going forward

NON-GAAP FINANCIAL MEASURES 22 We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business: • Consolidated adjusted operating revenue, which excludes investment gains or losses and amortization of the deferred gain on reinsurance; • After-tax adjusted operating income or loss, which excludes investment gains or losses, certain impacts from reinsurance transactions, reserve assumption updates, and certain other items, as applicable; • Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI); and • Premium income in constant currency, which excludes the impact of fluctuations in exchange rates between the U.S. dollar and the local currencies in which our Unum International segment is conducted. Given volatility in foreign currency exchange markets, exchange rates can fluctuate between periods. We believe translating prior period results using current period local currency exchange rates provide a more comparable view of our results. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. Investment gains or losses depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our segments. Our investment focus is on investment income to support our insurance liabilities as opposed to the generation of investment gains or losses. Although we may experience investment gains or losses which will affect future earnings levels, a long-term focus is necessary to maintain profitability over the life of the business since our underlying business is long-term in nature, and we need to earn the interest rates assumed in calculating our liabilities. At times, we utilize reinsurance transactions to manage risk related to certain portions of our business including the exit of portions of our Closed Block businesses. As a result, we exclude the amortization of the cost of reinsurance and the amortization of the deferred gain on reinsurance that are recognized after the closing of these transactions. We also exclude the impact of non-contemporaneous reinsurance for these transactions. While the total equity impact of non-contemporaneous reinsurance is neutral, the difference in original discount rates utilized for direct and ceded reserves results in a disproportionate earnings impact. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses. Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our results. We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability. Beginning in 2026, we plan to adjust our calculation of after-tax adjusted operating income to exclude the results of the Closed Block segment. As part of this update, we determined that it is no longer necessary to adjust after-tax adjusted operating income to exclude the amortization of the cost of reinsurance, the amortization of the deferred gain on reinsurance, and the impact of non-contemporaneous reinsurance, because the majority of these items are included in Closed Block segment results.

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